UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2026

Warburg Pincus Access Fund, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56778	39-3512234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 878-0600

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On August 3, 2026, Warburg Pincus Access Fund, L.P. (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of $15,427,218.

The following table provides details on the Units sold to third-party investors by the Fund:

	Number of	Aggregate
Unit Class	Units Sold(1)	Consideration(1)
Class B1	271,545	$7,347,558
Class B3	297,997	$8,079,660

____________________

(1)
Unit and dollar amounts are rounded to the nearest whole number.

The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), including Regulation D thereunder. Units presented above were sold to third-party investors, including to third-party investors through Warburg Pincus Access Fund (TE), L.P., a Delaware limited partnership and a feeder vehicle established to invest in the Fund, at the applicable Transactional NAV (as defined below) for such class of Units (as defined below) as of July 31, 2026, as further described in Item 7.01 below.

The Fund generally invests alongside another vehicle that is managed by Warburg Pincus LLC (“Warburg Pincus”), which is organized outside of the United States and has substantially similar investment objectives and strategies with the Fund (the Fund and such other vehicle, together, “WP ACE”). On August 3, 2026, WP ACE sold interests for aggregate consideration of approximately $29,688,812 as part of their respective continuous private offerings.

Item 7.01 Regulation FD Disclosure

The Transactional NAV per Unit for each class of the Fund for which the Fund has accepted third-party investors as of July 31, 2026, was as follows:

Transactional NAV as of
Unit Class	July 31, 2026
Class A1	$28.30
Class A2	$28.34
Class A3	$28.37
Class B1	$27.07
Class B3	$27.12
Class E	$31.43

The Fund calculates the net asset value for subscriptions (the “Transactional NAV”) for purposes of establishing the price at which transactions in its Units are made. The Transactional NAV for each Unit class of the Fund is calculated monthly by its investment manager. Transactional NAV is based on the month-end values of investments, the addition of the value of any other assets such as cash, and the deduction of any liabilities, including the accrual and allocation of the Management Fee, the Performance Participation Allocation (each as defined in the Fund’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on January 29, 2026 (the “Annual Report on Form 10-K”)) and the deduction of expenses attributable to certain Unit classes, such as applicable Servicing Fees (as defined in the Annual Report on Form 10-K). Differences are expected to arise between the Transactional NAV and net asset value calculated under accounting principles generally accepted in the United States of America as a result of differing methodologies between the two in, for instance, the treatment of certain expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warburg Pincus Access Fund, L.P.

Date: August 31, 2026	By:	/s/ Christopher Turner
	Name:	Christopher Turner
	Title:	Chief Executive Officer